UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):            JULY 15, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                         0-25121           41-1597886
(State of Incorporation)          (Commission File         (IRS Employer
                                          Number)            Identification No.)


            6105 TRENTON LANE NORTH
            MINNEAPOLIS, MINNESOTA                     55442
            (Address of principal                   (Zip Code)
                 executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9. REGULATION FD DISCLOSURE. The information contained in this report is being provided under Items 9 and 12 of Form 8-K.


FOR IMMEDIATE RELEASE                  CONTACT:   Mark Kimball (763) 551-7070
                                                  Select Comfort Corporation
                                                  MARK.KIMBALL@SELECTCOMFORT.COM

                             SELECT COMFORT REPORTS
                       STRONG SECOND QUARTER PROFIT GROWTH
   COMPANY REPORTS NET INCOME OF $4.8 MILLION AND EARNINGS PER SHARE OF $0.12

MINNEAPOLIS, MINN. (July 15, 2003) - Select Comfort Corporation (NASDAQ: SCSS), the nation's leading bed retailer and creator of the Sleep Number(R) bed, today announced results for the second quarter ended June 28, 2003. The company reported its eighth consecutive quarterly profit with net income of $4.8 million, or $0.12 per fully diluted share. This compares to pro forma, after-tax net income of $0.05 per share in the second quarter of 2002. Second quarter 2003 net sales were $102 million, 32 percent higher than second quarter 2002 net sales of $77.3 million.

     "We had an extraordinary quarter," said Bill McLaughlin, president and chief executive officer. "Our marketing and sales teams generated 34 percent comparable store growth, while lapping strong sales gains from a year ago. We have relatively low store density and low awareness of our superior product and brand - even in our heavier advertising markets - making us confident of our ability to sustain profitable future growth. We will continue to expand our marketing investment to introduce more consumers to the benefits of our beds, and we'll continue to open new stores to leverage that awareness."

     A comparison of key operating results for the second quarters of 2003 and 2002 is as follows (in millions, except per-share amounts):

                                               Q2 2003          Q2 2002
                                               -------          -------
Net sales                                      $102.0            $77.3
Net sales growth                                  32%              23%
Operating income                               $  7.6            $ 3.0

Net income                                     $  4.8            $ 2.6(1)
  Pro forma, after-tax net income                  NA            $ 1.6

Earnings per diluted share                     $ 0.12            $ 0.08(1)
  Pro forma earnings per diluted share             NA            $ 0.05

Comparable store sales                         +  34%            +  21%

(1) Excludes income tax in 2002 as GAAP did not allow the company to reduce its earnings for income tax expense in 2002. See full reconciliation to pro forma results at the end of this release.

HIGHLIGHTS FROM Q2 AND PLANS FOR Q3

o    Increase brand and product awareness as a strategic priority
     - Advertising investment increased 40 percent in the second quarter, while total marketing expense was virtually flat, increasing only 0.5 percentage points as a percent of sales.
     - Advertising investment is planned to increase by at least 30 percent versus 2002 in the second half of the year, up 35 percent in the third quarter.
     - National advertising increased by 36 percent in second quarter versus prior year and now represents 51 percent of total advertising spending.
     - New national television advertising featuring actress Lindsay Wagner became a key element in the Sleep Number(R) campaign in the second quarter. Additional television and radio spots and new print ads will be added in the third quarter.
     - Local markets with supplemental Sleep Number(R) advertising continued to sustain strong sales growth in the second quarter. In the third quarter, the campaign will be introduced in the Boston market, and the company plans to complete the national expansion of its local-market radio personality advertising program.

o    Expand profitable distribution
     - Ten new Select Comfort stores were opened in the second quarter. Fifteen new stores are planned to open in the second half of the year, including three in the Boston area. Four stores are planned to close in the second half.
     - A total of 89 stores were remodeled in the first half of 2003, with 10 additional remodels planned for the third quarter.
     - The national retail rollout of home delivery and assembly service was completed in the second quarter.

o    Provide continuous product news and improvements
     - The national retail rollout of the Precision Comfort(TM) adjustable foundation was completed in the second quarter with the introduction of this product in 70 additional stores.
     - Second-quarter results reflected continued strong sales mix driven by comprehensive product enhancement introductions in 2002.

     - Developed new bed models for QVC and selected retail partners in the second quarter.
     -    Product development will continue in the second half for 2004 models.

o    Strengthen financial position
     - Increased cash and marketable securities position to $49 million in the second quarter.
     - Continued leverage of fixed cost structure in the second quarter, reducing selling expense as a percentage of sales by 2.7 percentage points and reducing general and administrative expense as a percentage of sales by 1.4 percentage points.
     - Transitioned customer credit program to GE Capital following its acquisition of Conseco Finance consumer credit programs.
     - Established $15 million line of credit with Bank of America to provide flexibility in cash management.

GUIDANCE
     For 2003, the company is updating guidance of net sales to $429 million - $438 million and earnings per diluted share to $0.56 - $0.63, compared to $0.37 pro forma earnings per diluted share in 2002. Performance ranges for the remainder of 2003 are estimated to be:

                                        Q3                 Q4                2003
                                        --                 --                ----

Net sales (millions)               $105 -- $109       $120 -- $125       $429 -- $438

Earnings per diluted share        $0.13 -- $0.15      $0.20 -- $.24     $0.56 -- $0.63
Pro forma earnings per
diluted share - 2002                  $0.10              $0.15              $0.37

Same store sales                    20% to 24%        16% to 21%(2)      25% - 28%(2)

Stores open at end of period            343                343                343

Estimated fully diluted shares
(millions)                             39.5               40.0               39.3

(2) 2003 is a 53-week year. Same-store sales are presented on a 52-week equivalent basis.

     The company's net income and earnings per share under Generally Accepted Accounting Principles (GAAP) for 2003 are being compared to 2002 net income and earnings per share on a pro forma, after-tax basis to improve comparability between the periods. GAAP did not allow the company to reduce its earnings for income tax expense in 2002, while 2003 results reflect a reduction in earnings for income taxes. A full reconciliation between the company's 2002 GAAP and pro forma net income and earnings per share can be found at the end of this release.

     Select Comfort will hold a conference call to discuss its second quarter results on July 15, 2003, at 10:00 a.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of www.selectcomfort.com. A digital replay of the conference call will be accessible beginning at approximately 1:00 p.m. Central Time on July 15, 2003, through 5:00 p.m. Central Time on July 29, 2003. To access the replay, please call 800-642-1687 from anywhere in the U. S. International callers may dial 706-645-9291. The passcode for the replay is 1596403. An archived replay of the conference call may also be accessed after approximately 12:30 p.m. Central Time on July 15, 2003 at www.selectcomfort.com.

     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer(3), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 334 retail stores located nationwide, including 13 leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

                                      ###


     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, uncertainties arising from war and other global events, consumer confidence, effectiveness of our advertising and promotional efforts, our ability to secure suitable retail locations, consumer acceptance of our products and product innovation, industry competition, warranty expenses, our dependence on significant suppliers, and the vulnerability of any suppliers to recessionary pressures, labor negotiations, liquidity concerns, and risks of increased governmental regulation or other factors as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(3)  TOP 25 BEDDING RETAILERS, FURNITURE TODAY, MAY 26, 2003

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                      THREE MONTHS ENDED                  SIX MONTHS ENDED
                                               ---------------------------------  ----------------------------------
                                                   JUNE 28,         JUNE 29,          JUNE 28,          JUNE 29,
                                                     2003             2002              2003              2002
                                               ---------------- ----------------  ----------------  ----------------
Net sales                                         $ 101,993          $ 77,281        $ 203,951         $ 158,476
Cost of sales                                        38,920            29,340           76,977            60,297
                                               ---------------- ----------------  ----------------  ----------------
   Gross profit                                      63,073            47,941          126,974            98,179
                                               ---------------- ----------------  ----------------  ----------------
Operating expenses:
   Sales and marketing                               46,284            36,774           95,201            76,382
   General and administrative                         9,209             8,026           17,510            15,235
   Store closings and asset impairments                 (15)              157               59               209
                                               ---------------- ----------------  ----------------  ----------------
       Total operating expenses                      55,478            44,957          112,770            91,826
                                               ---------------- ----------------  ----------------  ----------------
Operating income                                      7,595             2,984           14,204             6,353
                                               ---------------- ----------------  ----------------  ----------------
Other income (expense):
   Interest income                                      137                37              250               104
   Interest expense                                     (53)             (537)            (141)           (1,123)
   Other, net                                             -                79               24               125
                                               ---------------- ----------------  ----------------  ----------------
       Other income (expense), net                       84              (421)             133              (894)
                                               ---------------- ----------------  ----------------  ----------------
Income before income taxes                            7,679             2,563           14,337             5,459
Income tax expense (benefit)                          2,918                 -            5,448              (348)
                                               ---------------- ----------------  ----------------  ----------------
Net income                                        $   4,761          $  2,563        $   8,889         $   5,807
                                               ================ ================  ================  ================

Net income per share - basic                      $    0.15          $   0.13        $    0.28         $    0.31
                                               ================ ================  ================  ================
Weighted average shares - basic                      32,018            19,690           31,449            19,038
                                               ================ ================  ================  ================

Net income per share - diluted                    $    0.12          $   0.08        $    0.23         $    0.19
                                               ================ ================  ================  ================
Weighted average shares - diluted                    38,778            34,415           38,492            33,848
                                               ================ ================  ================  ================

RECONCILIATION OF EPS INFORMATION:
Net income                                       $    4,761          $  2,563       $    8,889        $    5,807
Add:  Interest expense on convertible debt               27               254               81               563
                                               ---------------- ----------------  ----------------  ----------------
Net income available to common shareholders      $    4,788          $  2,817       $    8,970        $    6,370
                                               ================ ================  ================  ================

Weighted average shares outstanding                  32,018            19,690           31,449            19,038
Effect of dilutive securities:
   Options                                            2,613             1,904            2,481             1,629
   Warrants                                           3,787             2,964            4,019             2,752
   Convertible debt                                     360             9,857              543            10,429
                                               ---------------- ----------------  ----------------  ----------------
Dilutive weighted average shares outstanding         38,778            34,415           38,492            33,848
                                               ================ ================  ================  ================

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                        (UNAUDITED)
                                                                          JUNE 28,         DECEMBER 28,
                                                                            2003               2002
                                                                      -----------------  -----------------
                                ASSETS
 Current assets:
   Cash and cash equivalents                                              $  32,702          $  27,176
   Marketable securities                                                     14,654             12,146
   Accounts receivable, net of allowance for doubtful accounts
     of $375 and $340, respectively                                           6,170              3,270
   Inventories                                                               10,846              8,980
   Prepaid expenses                                                           5,043              5,467
   Deferred tax assets                                                        7,119             12,955
                                                                      -----------------  -----------------
        Total current assets                                                 76,534             69,994

 Marketable securities - non-current                                          1,983              1,502
 Property and equipment, net                                                 34,093             28,977
 Deferred tax assets                                                          5,382              4,352
 Other assets                                                                 3,499              3,506
                                                                      -----------------  -----------------
        Total assets                                                      $ 121,491          $ 108,331
                                                                      =================  =================

                 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
   Current maturities of long-term debt                                   $       -          $      11
    Accounts payable                                                         20,655             16,508
    Accruals:
      Sales returns                                                           3,355              3,181
      Compensation and benefits                                              10,514             13,666
      Taxes and withholding                                                   2,546              2,779
      Consumer prepayments                                                    4,381              1,964
      Other                                                                   5,624              5,120
                                                                      -----------------  -----------------
        Total current liabilities                                            47,075             43,229

 Long-term debt, less current maturities                                          -              2,991
 Accrued warranty costs                                                       3,408              3,626
 Other liabilities                                                            3,911              3,970
                                                                      -----------------  -----------------
        Total liabilities                                                    54,394             53,816
                                                                      -----------------  -----------------
 Shareholders' equity:
    Undesignated preferred stock; 5,000,000 shares authorized, no
      shares issued and outstanding                                               -                  -
    Common stock, $.01 par value; 95,000,000 shares authorized,
      33,091,825 and 30,727,101 shares issued and outstanding,
      respectively                                                              331                307
    Additional paid-in capital                                               96,718             92,184
    Unearned compensation                                                      (865)                 -
    Accumulated deficit                                                     (29,087)           (37,976)
                                                                      -----------------  -----------------
        Total shareholders' equity                                           67,097             54,515
                                                                      -----------------  -----------------
        Total liabilities and shareholders' equity                        $ 121,491          $ 108,331
                                                                      =================  =================

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                            SIX MONTHS ENDED
                                                                  -------------------------------------
                                                                      JUNE 28,           JUNE 29,
                                                                        2003               2002
                                                                  ------------------ ------------------

Cash flows from operating activities:
   Net income                                                           $  8,889           $  5,807
   Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                         5,185              4,368
     Amortization of debt discount and deferred finance fees                 130                416
     Loss on disposal of assets and impaired assets                           59                216
     Deferred tax assets                                                   4,806                  -
     Change in operating assets and liabilities:
       Accounts receivable                                                (2,900)               (81)
       Inventories                                                        (1,866)            (2,881)
       Prepaid expenses                                                      424               (586)
       Other assets                                                          (10)             1,264
       Accounts payable                                                    4,147                210
       Accrued compensation and benefits                                  (3,152)             1,613
       Other accruals and liabilities                                      2,585              1,924
                                                                  ------------------ ------------------
         Net cash provided by operating activities                        18,297             12,270
                                                                  ------------------ ------------------
Cash flows from investing activities:
   Purchases of property and equipment                                   (10,313)            (2,916)
   Investments in marketable securities                                  (17,706)           (12,596)
   Proceeds from maturity of marketable securities                        14,717              1,957
                                                                  ------------------ ------------------
         Net cash used in investing activities                           (13,302)           (13,555)
                                                                  ------------------ ------------------
Cash flows from financing activities:
   Principal payments on debt                                                (11)               (20)
   Repurchase of common stock                                             (1,834)                 -
   Proceeds from issuance of common stock                                  2,376                286
                                                                  ------------------ ------------------
         Net cash provided by financing activities                           531                266
                                                                  ------------------ ------------------

Increase (decrease) in cash and cash equivalents                           5,526             (1,019)
Cash and cash equivalents, at beginning of period                         27,176             16,375
                                                                  ------------------ ------------------
Cash and cash equivalents, at end of period                             $ 32,702           $ 15,356
                                                                  ================== ==================

               SELECT COMFORT PRO FORMA NET INCOME RECONCILIATION

Reconciliation of the company's estimates of pro forma, after-tax net income, and pro forma earnings per diluted share under Generally Accepted Accounting Principles (GAAP) for the second, third and fourth quarters of 2002 and full-year 2002 are as follows:



                                                         THREE MONTHS ENDED                      FULL YEAR
                                           -----------------------------------------------     --------------
RECONCILIATION OF GAAP NET INCOME TO PRO
FORMA NET INCOME:                                6/29/02         9/28/02         12/28/02           12/28/02
                                           --------------   -------------    -------------     --------------

GAAP net income                                  $2,563        $ 23,604           $7,711            $37,122
Effect of:
   Income tax provision at
     38% of income before tax                      (974)         (2,171)          (2,779)            (7,024)
   Charges from early repayment of debt               -               -              380                380
   Restoration of deferred tax asset                  -         (17,891)               -            (18,239)
                                           --------------   -------------    -------------     --------------
Pro forma net income                             $1,589          $3,542           $5,312            $12,239
                                           ==============   =============    =============     ==============


                                                         THREE MONTHS ENDED                      FULL YEAR
                                           -----------------------------------------------     --------------
RECONCILIATION OF GAAP EARNINGS PER
DILUTED SHARE TO PRO FORMA EARNINGS PER
DILUTED SHARE                                    6/29/02         9/28/02         12/28/02           12/28/02
                                           --------------   -------------    -------------     --------------

GAAP diluted net income (loss) per share         $ 0.08          $ 0.69           $ 0.21             $ 1.09
Effect of:
   Income tax provision at
     38% of income before tax                    $(0.03)         $(0.07)          $(0.08)             (0.22)
   Charges from early repayment of debt               -               -           $ 0.02               0.02
   Restoration of deferred tax asset                  -          $(0.52)               -              (0.52)
                                           --------------   -------------    -------------     --------------
Pro forma diluted net income per share           $ 0.05          $ 0.10           $ 0.15             $ 0.37
                                           ==============   =============    =============     ==============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SELECT COMFORT CORPORATION
                                  (Registrant)


Dated:  July 15, 2003             By:    /S/ MARK A. KIMBALL
                                     ---------------------------------

                                  Title: SENIOR VICE PRESIDENT
                                        ------------------------------